UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K-A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

Car Charging Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-149784	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1691 Michigan Avenue, Suite 601

Miami Beach, Florida 33139

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) of Car Charging Group, Inc., amends our Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 26, 2013 (the “Original Filing”) to file the audited financial statements of the acquired business, Beam Charging LLC, as Exhibit 99.2 and our pro forma financial statements as Exhibit 99.3, and make a revision to Item 9.01, Financial Statements and Exhibits in the Original Filing.

Except as stated in this Explanatory Note, no other information contained in any Item of the Original Filing is being amended, updated or otherwise revised.  This Amendment speaks as of the filing date of the Original Filing, does not reflect any events that may have occurred subsequent to such date, and does not modify or update in any way disclosures made in the Original Filing except as stated above.

Item 9.01. Financial Statements and Exhibits.

(a)  Financial statements of business acquired. In accordance with Item 9.01(a), audited financial statements of Beam Charging LLC for the years ended December 31, 2012 and December 31, 2011 and for the period from its inception (December 31, 2010) through December 31, 2012 are filed with this Current Report as Exhibit 99.2.

(b)  Pro forma financial information. In accordance with Item 9.01(b), our pro forma financial statements are filed with this Amended Current Report as Exhibit 99.4.

(c)  Not applicable.

(d)  Exhibits:

Exhibit Number
2.1 *	Equity Exchange Agreement, dated February 26, 2013, by and among Car Charging Group, Inc., Beam Acquisition LLC, Beam Charging, LLC, and the Members of Beam Charging LLC.
2.2 *	Agreement, dated December 31, 2012, by and among Car Charging Group, Inc., Beam Acquisition, LLC, and Manhattan Charging LLC.
10.1 *	Form of Promissory Note
10.2 *	Security Agreement, dated February 26, 2013
10.3 *	Pledge and Security Agreement, dated February 26, 2013.
10.4 *	Escrow Agreement, dated February 26, 2013.
10.5 *	Form of Cancellation Letter, dated February 26, 2013
10.6 *	Form of Assignment of Beam Membership Interest, dated February 26, 2013, by and among Beam Acquisition LLC and Manhattan Charging LLC
10.7 *	Form of Assignment of Promissory Note, dated February 26, 2013, by and among Car Charging Group, Inc. and Beam Charging LLC.
10.8 *	Amendment to Promissory Notes, dated February 26, 2013, by and among Car Charging Group, Inc. and Beam Charging LLC.
23.1	Consent of Silberstein Ungar, PLLC
99.1 *	Press Release
99.2	Audited Financial Statements of Beam Charging LLC for the years ended December 31, 2012 and 2011 and for the period of December 31, 2010 (inception) through December 31, 2012 and the related notes thereto
99.3	Unaudited Pro Forma Financial Statements
*	Included in Original Filing of Form 8-K on February 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2014

Car Charging Group, Inc.

By:	/s/ Michael D. Farkas
Michael D. Farkas
Chief Executive Officer